SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Supplement to Proxy Statement for the Annual Meeting of Shareholders to be held on April 23, 2019

This proxy statement supplement (Proxy Supplement), dated April 2, 2019, supplements the definitive proxy statement on Schedule 14A (Proxy Statement) of Wells Fargo & Company (Company) dated March 13, 2019 and made available to shareholders in connection with the Company’s Annual Meeting of Shareholders to be held at the Grand Hyatt DFW, 2337 South International Parkway, Dallas, Texas, 75261, on April 23, 2019, at 10:00 a.m., Central Daylight Time (Annual Meeting), and other additional proxy materials filed with the Securities and Exchange Commission (SEC). You should read the entire Proxy Statement, this Proxy Supplement (which contains important information that supplements and updates the Proxy Statement), and any additional proxy materials carefully before voting your shares. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Proxy Statement.

Your vote is important! Please vote your shares as soon as possible even if you plan to attend the Annual Meeting.

Item 1 – Election of Directors

The following information supplements and updates the Item 1 – Election of Directors section contained in the Proxy Statement.

Appointment of Interim Chief Executive Officer and President

As previously disclosed by the Company on a Current Report on Form 8-K filed with the SEC on March 28, 2019, Timothy J. Sloan stepped down as Chief Executive Officer and President and a director of the Company, effective as of March 28, 2019. He will retire from the Company on June 30, 2019. The Board of Directors elected C. Allen Parker to the Board and as interim Chief Executive Officer and President, effective as of March 28, 2019.

Director Nominees for Election – Substitute Nominee

In light of Mr. Sloan’s decision to retire, he will not stand for election as a director at the Annual Meeting. The Board has nominated Mr. Parker to be a substitute nominee for election at the Annual Meeting in place of Mr. Sloan. Information relating to Mr. Parker and his proposed election as a director at the Annual Meeting is being provided in this Proxy Supplement.

As stated in the Proxy Statement, if any nominee is no longer a candidate for director at the Annual Meeting, the proxy holders may vote for a substitute nominee proposed by the Board in their discretion. The Board has nominated Mr. Parker as a substitute nominee in place of Mr. Sloan. Mr. Parker has indicated that he is willing and able to serve as a director.

The Company has updated its proxy card and voting instruction form to reflect this substitution of nominees. However, the proxy card or voting instruction form distributed with the Proxy Statement remains valid and shareholders who have already returned their proxy card or provided voting instructions do not need to take any action unless they want to change or revoke their voting instructions. See Voting Information Update below for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 23, 2019: Wells Fargo’s 2019 Proxy Statement, this Proxy Supplement, and Annual Report to Shareholders for the year ended December 31, 2018 are available at: www.proxypush.com/wfc (for record holders) or www.proxyvote.com (for street name holders and Company Plans participants).

2019 Proxy Statement	1

Proxy Supplement

Below we provide information about Mr. Parker, including his age and the month and year in which he first became a director of our Company, his business experience for at least the past five years, the names of publicly-held companies (other than our Company) where he currently serves as a director or served as a director during the past five years, and additional information about the specific experience, qualifications, skills, or attributes that led to the Board’s conclusion that he should serve as a director of our Company. Mr. Parker is standing for election by our shareholders for the first time at the Annual Meeting. Our Board has determined that, except for Mr. Parker, who is a Wells Fargo employee, all current directors and director nominees (John D. Baker II, Celeste A. Clark, Theodore F. Craver, Jr., Elizabeth A. Duke, Wayne M. Hewett, Donald M. James, Maria R. Morris, Karen B. Peetz, Juan A. Pujadas, James H. Quigley, Ronald L. Sargent, and Suzanne M. Vautrinot) are independent under the Director Independence Standards, including the NYSE “bright line” standards of independence.

C. Allen Parker Age: 64 Director since: March 2019 Other Current Public Company Directorships: None

Mr. Parker has served as our Company’s interim Chief Executive Officer and President and a director since March 28, 2019. Prior to that, he served as Senior Executive Vice President and General Counsel from March 2017 to March 2019. Before joining the Company, Mr. Parker was presiding partner at the law firm of Cravath, Swaine & Moore LLP from January 2013 until December 2016. While at Cravath, he also served as deputy presiding partner from January 2007 to December 2012 and as managing partner of the corporate department from January 2001 to December 2004. He joined Cravath in 1984 and was a partner from June 1990 to March 2017.

Qualifications and Experience

•   Leadership, Financial Services, Legal, Risk Management, Regulatory, Strategic Planning, Business Operations and Development, Public Relations. Mr. Parker has served with our Company for two years as Senior Executive Vice President and General Counsel, with responsibility for the Company’s legal affairs and oversight of the Legal Department. His service as the Company’s General Counsel provides him with an important perspective on risk management and legal and regulatory matters. He also has been a member of the Company’s Operating Committee, which is the Company’s senior-most business committee responsible for considering and deciding on key strategic, business, and operational matters. In his role as the former presiding partner at Cravath, he was responsible for development and implementation of firm-wide strategy and day-to-day firm leadership, including financial analysis and reporting, business development, risk management, and public relations.

•   Corporate Governance, Financial Acumen, Management Succession Planning. Mr. Parker has over 35 years of legal and leadership experience in a variety of leadership roles, including with one of the country’s preeminent law firms. He served as a member of Cravath’s corporate governance and board advisory practice and brings extensive experience in a broad range of finance, banking, and related matters. Mr. Parker also brings management succession planning experience through his leadership roles as the Company’s General Counsel, former presiding partner, and former head of the corporate department at Cravath and prior service as chair of Cravath’s Diversity Committee.

•   He earned a Master of Arts from the University of Chicago and a law degree from the Columbia University School of Law.

As discussed under Board Qualifications and Experience in the Proxy Statement, our Board believes that each of our director nominees satisfies our director qualification standards. Taking into account Mr. Parker as a substitute nominee, the following reflect the updated percentage of our director nominees with these particular additional qualifications and experience: Accounting, Financial Reporting (17%); Human Capital Management (25%); Consumer, Marketing, Digital (25%); Corporate Governance (75%); Global Perspective or International (58%); and Legal (25%).

  Item 1 – Election of Directors

  Our Board recommends that you vote FOR each of the director nominees reflected in our Proxy Statement as updated by this Proxy

  Supplement and which now include C. Allen Parker as substitute nominee in place of Timothy J. Sloan

2	Wells Fargo & Company

Proxy Supplement

Ownership of Our Common Stock

Director and Executive Officer Stock Ownership Table

The following table supplements the Director and Executive Officer Stock Ownership Table beginning on page 59 of the Proxy Statement. This table shows how many shares of common stock our substitute nominee for director owned on February 22, 2019, and the number of shares he had the right to acquire within 60 days of that date. This table also shows, as of February 22, 2019, the number of common stock units credited to the accounts of our substitute nominee under the terms of the benefit and deferral plans in which he participates. None of our directors, director nominees, named executives, or executive officers, individually or as a group, beneficially own more than 1% of our outstanding common stock.

	Amount and Nature of Ownership
Name	Common Stock Owned (a)	Options Exercisable within 60 days of 2/22/19 (b)	Common Stock Units (c)	Total(1) (d)
Substitute Director Nominee
C. Allen Parker*	0	0	0	0

*	Mr. Parker serves as a director and as interim Chief Executive Officer and President of the Company.

(1)	Total does not include the target number of 152,719 Performance Shares (including dividend equivalents credited on that target number as of February 22, 2019) granted to Mr. Parker under the Long-Term Incentive Compensation Plan (LTICP) that were not vested as of February 22, 2019, or scheduled pursuant to the applicable award agreements to vest within 60 days after February 22, 2019. Upon vesting, each Performance Share will convert to one share of common stock. Performance Share amounts are subject to increase or decrease depending upon the Company’s satisfaction of performance goals.

Director Compensation

Mr. Parker is an employee director and does not receive separate compensation for his Board service.

Executive Compensation

As an executive officer, Mr. Parker is covered by our executive compensation program. Information about our executive compensation program and 2018 named executive compensation decisions is included in our Proxy Statement. As previously disclosed by the Company on a Current Report on Form 8-K filed with the SEC on March 28, 2019, the Board’s Human Resources Committee (HRC) and the Board determined that, during the period Mr. Parker serves as interim Chief Executive Officer and President of the Company, he will receive base salary at an annual rate of $2 million, which will be taken into account in connection with his current 2019 target annual incentive award opportunity of 100% of annual base salary. In addition, on March 26, 2019, Mr. Parker received, under the LTICP, an initial grant of 40,808 restricted share rights with a grant date value of $2 million, as well as a grant of 100 shares of fully vested restricted stock to satisfy his director qualifying share requirements. Any further determinations relating to executive compensation, including with respect to Mr. Parker, will be evaluated and approved by the HRC.

2019 Proxy Statement	3

Proxy Supplement

Voting Information Update

As discussed above under Director Nominees for Election - Substitute Nominee, the Board has nominated Mr. Parker to be a substitute nominee for election at the Annual Meeting in place of Mr. Sloan.

The proxy card or voting instruction form initially distributed with the Proxy Statement remains valid. Shareholders who have already returned their proxy card or provided voting instructions do not need to take any action unless they want to change or revoke their voting instructions. Pursuant to the discretionary voting authority granted to the proxy holders, any shares represented at the Annual Meeting by the old proxy card or voting instructions will be voted with respect to the election of Mr. Parker, as substitute nominee for Mr. Sloan, as a director. See the chart below for additional information.

You do not have to attend the Annual Meeting to vote. The Board is soliciting proxies so that your vote will be counted if you do not attend the Annual Meeting. If you vote by proxy, you will be designating Mary T. Mack (as designated substitute for C. Allen Parker), Amanda G. Norton, and John R. Shrewsberry, each of whom is a Company executive officer, each with power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or vote over the internet, by mobile device, or telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations, as applicable. The proxies also have discretionary authority to vote to adjourn our Annual Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations, or if any other business properly comes before the Annual Meeting. If any other business properly comes before the Annual Meeting, the proxies will vote on those matters in accordance with their best judgment. If any nominee is no longer a candidate for director at the annual meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion, or our Board may reduce its size.

If you have already voted ...	If you have not yet voted ...

No need to vote again unless you want to change or revoke your voting instructions. The proxy holders will use their discretion to vote as follows: any vote with respect to Mr. Sloan will be voted in the same manner (either For, Against, or Abstain) for Mr. Parker as the substitute nominee in place of Mr. Sloan.

Use new proxy card or voting instruction form to submit your vote before the applicable voting deadline.

The Company has updated its proxy card and voting instruction form to reflect the substitute nominee. We recommend that you use the updated proxy card or voting instruction form distributed with this Proxy Supplement to vote your shares. Any vote will be voted in accordance with your voting instructions.

Voting again will revoke your prior voting instructions.

If you vote again using the updated proxy card or voting instruction form distributed with this Proxy Supplement, or if you vote again over the internet, by mobile device or by the telephone, you will revoke your prior voting instructions and any vote will be voted in accordance with your updated voting instructions.

Votes submitted using the old proxy card or voting instruction form will be valid.

If you vote using the old proxy card or voting instruction form instead of the updated one, the proxy holders will use their discretion to vote as follows: any vote with respect to Mr. Sloan will be voted in the same manner (either For, Against, or Abstain) for Mr. Parker as the substitute nominee in place of Mr. Sloan.

If you sign and return your proxy card or vote without giving specific voting instructions,

the proxies named above will vote your shares by following the Board’s recommendations, as applicable.

Your vote is important to us! Please vote as soon as possible even if you plan to attend the Annual Meeting. Thank you for your interest in and support of Wells Fargo.

4	Wells Fargo & Company

WELLS FARGO & COMPANY

WELLS FARGO & COMPANY
EQ Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, April 23, 2019, at 10:00 a.m., Central Daylight Time (CDT), at the Grand Hyatt DFW, 2337 South International Parkway, Dallas, Texas 75261.

TO VOTE BY INTERNET OR TELEPHONE SEE REVERSE SIDE OF THIS PROXY CARD

TO VOTE BY MOBILE DEVICE, SCAN THE QR BARCODE BELOW AND SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL, COMPLETE THIS PROXY CARD AND RETURN THE ENTIRE PROXY CARD—**DO NOT SEPARATE IT**—IN THE ENCLOSED ENVELOPE

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Mary T. Mack, Amanda G. Norton, and John R. Shrewsberry, and each of them, with full power of substitution, as proxies to vote all shares of the Company's common stock held of record by the undersigned at the close of business on February 26, 2019, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournment or postponement thereof, as specified on this proxy card. **If properly executed, this proxy will be voted as you direct below. If this proxy is executed but no direction is indicated, this proxy will be voted FOR Items 1, 2, 3 and 4, AGAINST Items 5 through 6, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.**

FPO

Please fold here – Do not separate

The Board of Directors recommends you vote FOR Items 1, 2, 3 and 4.

1. Election of directors:

	For	Against	Abstain
1(a) John D. Baker II	☐	☐	☐
1(b) Celeste A. Clark	☐	☐	☐
1(c) Theodore F. Craver, Jr.	☐	☐	☐
1(d) Elizabeth A. Duke	☐	☐	☐
1(e) Wayne M. Hewett	☐	☐	☐
1(f) Donald M. James	☐	☐	☐
1(g) Maria R. Morris	☐	☐	☐
1(h) Juan A. Pujadas	☐	☐	☐
1(i) James H. Quigley	☐	☐	☐
1(j) Ronald L. Sargent	☐	☐	☐
1(k) C. Allen Parker	☐	☐	☐
1(l) Suzanne M. Vautrinot	☐	☐	☐

	For	Against	Abstain
2. Advisory resolution to approve executive compensation.	☐	☐	☐
3. Approve the Company's Amended and Restated Long-Term Incentive Compensation Plan.	☐	☐	☐
4. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Items 5 through 6

	For	Against	Abstain
5. Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses	☐	☐	☐
6. Shareholder Proposal – Report on Global Median Gender Pay Gap	☐	☐	☐

This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below or the date the Annual Meeting is completed.

If you plan on attending the Annual Meeting, please check the box: ☐

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY
GRAND HYATT DFW
2337 SOUTH INTERNATIONAL PARKWAY
DALLAS, TEXAS 75261

2019 ANNUAL MEETING OF SHAREHOLDERS TUESDAY, APRIL 23, 2019 10:00 a.m., Central Daylight Time (CDT)

ACCESS PROXY MATERIALS BY INTERNET OR MOBILE DEVICE
You can access our proxy materials over the internet or using your mobile device. Please have this proxy card available and go to the following internet address: www.proxydocs.com/wfc or, using your mobile device, scan the QR Barcode on the reverse side of this card to access the materials.
Please help the environment by signing up at the following internet address: www.investorelections.com/wfc to receive all your future annual meeting materials electronically.
Please fold here – Do not separate
VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL
TO VOTE BY INTERNET OR MOBILE DEVICE: GO TO THE INTERNET ADDRESS: www.proxypush.com/wfc, OR SCAN THE QR BARCODE ON THE REVERSE SIDE OF THIS CARD
Use the internet or your mobile device to vote by proxy 24 hours a day, 7 days a week, until 11:59 p.m., CDT on April 22, 2019.
Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.
Do not mail back your proxy card.
TO VOTE BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-866-883-3382
Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, until 11:59 p.m., CDT on April 22, 2019.
Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.
Do not mail back your proxy card.
TO VOTE BY MAIL: PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE RETURN THE ENTIRE PROXY CARD. DO NOT SEPARATE IT.
ATTENDING THE ANNUAL MEETING
You may choose to attend the annual meeting and vote in person at the meeting. If you wish to attend the annual meeting, you must follow the requirements for meeting admission contained in the 2019 proxy statement. You must present a valid photo ID and proof of stock ownership or an admission ticket, which you can obtain and print by following the admission ticket link at www.proxypush.com/wfc, to be admitted to the annual meeting.

WELLS FARGO & COMPANY
N9777-113 PROXY1
PO BOX 5191
SIOUX FALLS, SD 57117-5191

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET OR BY MOBILE DEVICE - www.proxyvote.com or scan the QR Barcode above
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time (EDT), on April 21, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT, on April 21, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION: To vote and/or obtain an admission ticket to attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E73611-P17599-Z74027-Z74028-Z74029 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

WELLS FARGO & COMPANY

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a) John D. Baker II	☐	☐	☐
1b) Celeste A. Clark	☐	☐	☐
1c) Theodore F. Craver, Jr.	☐	☐	☐
1d) Elizabeth A. Duke	☐	☐	☐
1e) Wayne M. Hewett	☐	☐	☐
1f) Donald M. James	☐	☐	☐
1g) Maria R. Morris	☐	☐	☐
1h) Juan A. Pujadas	☐	☐	☐
1i) James H. Quigley	☐	☐	☐
1j) Ronald L. Sargent	☐	☐	☐
1k) C. Allen Parker	☐	☐	☐
1l) Suzanne M. Vautrinot	☐	☐	☐

	For	Against	Abstain
2. Advisory resolution to approve executive compensation.	☐	☐	☐
3. Approve the Company's Amended and Restated Long-Term Incentive Compensation Plan.	☐	☐	☐
4. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019.	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following shareholder proposals:	**For**	**Against**	**Abstain**
5. Shareholder Proposal – Report on Incentive-Based Compensation and Risks of Material Losses.	☐	☐	☐
6. Shareholder Proposal – Report on Global Median Gender Pay Gap.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

WELLS FARGO & COMPANY
2019 ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 23, 2019
10:00 A.M., Central Daylight Time (CDT)
VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL
If you vote by internet, mobile device, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee or the Stock Purchase Plan custodian to designate Mary T. Mack, Amanda G. Norton, and John R. Shrewsberry, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the Annual Meeting, or at any adjournment or postponement thereof. Voting by internet, mobile device or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this voting instruction form and proxy card.
Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 23, 2019:

The 2019 Notice and Proxy Statement, Proxy Supplement, 2018 Annual Report, and other proxy materials are available at https://materials.proxyvote.com/949746

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.
E73612-P17599-Z74027-Z74028-Z74029
WELLS FARGO & COMPANY
420 Montgomery Street, San Francisco, California 94104
This voting instruction form and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, April 23, 2019, at 10:00 a.m., CDT, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the “401(k) Plan”) and/or (2) Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”) or any combination of these plans.
By signing this voting instruction form and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, National Association (“WFB”), the 401(k) Plan trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of February 26, 2019 at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies, and hereby directs Equiniti Trust Company (“ETC”), the custodian of the Stock Purchase Plan, to vote all shares of the Company’s common stock credited to his or her Stock Purchase Plan account as of February 26, 2019 at the Annual Meeting or any adjournment or postponement thereof as specified on this voting instruction form and proxy card.
If properly executed, this voting instruction form and proxy card will be voted as you direct on the reverse side. If no direction is indicated, this voting instruction form and proxy card will be voted FOR Items 1, 2, 3 and 4, AGAINST Items 5 through 6, and in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Broadridge Financial Solutions, Inc. (“Broadridge”), as tabulation agent, will tabulate the votes by mail from all participants in the 401(k) Plan and the Stock Purchase Plan received by April 19, 2019, and by internet, mobile device, and telephone before 11:59 p.m., EDT, on April 21, 2019. Broadridge will provide the total voting results for all 401(k) Plan shares to WFB, which will then determine the ratio of votes received for and against each item. WFB will then vote all 401(k) Plan shares according to the same ratios. Broadridge will also provide the voting results for all Stock Purchase Plan shares to ETC, which will then vote such shares as directed by the participants at the Annual Meeting or any adjournment or postponement thereof.
TO VOTE BY INTERNET, MOBILE DEVICE, TELEPHONE, OR MAIL-SEE REVERSE SIDE

EQ Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945
WELLS FARGO & COMPANY
2019 ANNUAL MEETING OF SHAREHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 23, 2019
The Wells Fargo & Company 2019 Annual Meeting of Shareholders will be held on Tuesday, April 23, 2019 at 10:00 a.m., Central Daylight Time, at the Grand Hyatt DFW, 2337 South International Parkway, Dallas, Texas 75261. Under Securities and Exchange Commission rules, we are notifying you that our proxy materials for the Annual Meeting and access to a proxy voting website are available to you over the internet. Please follow the instructions on the reverse side of this Notice to view these proxy materials and vote by internet or mobile device (using the QR Barcode below) or request printed copies of the materials. This Notice also serves as notice of the 2019 Annual Meeting of Shareholders of Wells Fargo & Company.
The purpose of the Annual Meeting is to:

1.	Elect as directors the following 12 nominees:
1(a)	John D. Baker II	1(g)	Maria R. Morris
1(b)	Celeste A. Clark	1(h)	Juan A. Pujadas
1(c)	Theodore F. Craver, Jr.	1(i)	James H. Quigley
1(d)	Elizabeth A. Duke	1(j)	Ronald L. Sargent
1(e)	Wayne M. Hewett	1(k)	C. Allen Parker
1(f)	Donald M. James	1(l)	Suzanne M. Vautrinot

2. Vote on an advisory resolution to approve executive compensation
3. Approve the Company’s Amended and Restated Long-Term Incentive Compensation Plan
4. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2019
5. Vote on shareholder proposal – Report on Incentive-Based Compensation and Risks of Material Losses
6. Vote on shareholder proposal – Report on Global Median Gender Pay Gap

The Board of Directors recommends you vote:
•	FOR each of the nominees for director (Item 1);
•	FOR Item	2;
•	FOR Item	3;
•	FOR Item	4; and
•	AGAINST each of the shareholder proposals (Items 5 through 6).		FPO

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you over the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The 2019 Proxy Statement (which includes the Notice of the 2019 Annual Meeting of Shareholders), Proxy Supplement, Annual Report to Shareholders for the year ended December 31, 2018 and other proxy materials are available at:
www.proxydocs.com/wfc or by scanning the QR Barcode on the reverse side of this card
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2019 to facilitate timely delivery.
To request paper or e-mail copies of the proxy materials, please contact us via:
Internet – Visit www.investorelections.com/wfc and follow the instructions for requesting meeting materials.
Mobile Device – Scan the QR Barcode on the reverse side of this card.
Telephone – Call us at 1-866-870-3684 and follow the recorded instructions.
E-mail – Send us an email to paper@investorelections.com. Please write “WFC Materials Request” in the subject line and include the following in the e-mail:
(1) The 11-digit control # located in the box in the upper right hand corner on the front of this Notice.
(2) Your preference to receive printed materials by mail or to receive an e-mail with links to the electronic materials (please include the e-mail address if you choose e-mail delivery); and
(3) If you would like this election to apply to delivery of materials for all future stockholders meetings, write the word “Permanent” and include the last 4 digits of your social security number or tax identification number.
Only shareholders who owned common stock at the close of business on the record date, February 26, 2019, may vote at the Annual Meeting or any adjournment or postponement thereof. You may choose to attend the Annual Meeting and vote in person at the meeting. If you wish to attend the Annual Meeting, you must follow the requirements for meeting admission contained in the 2019 proxy statement. You must present a valid photo ID and proof of stock ownership or an admission ticket, which you can obtain and print by following the admission ticket link at www.proxypush.com/wfc, to be admitted to the Annual Meeting. Directions to the Annual Meeting location are provided in the 2019 proxy statement.
To vote now by internet, go to www.proxypush.com/wfc or, using your mobile device, scan the QR Barcode on the reverse side of this card.
Use the internet or your mobile device to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m., Central Daylight Time on April 22, 2019. Please have this Notice and the last four digits of your social security number or tax identification number available and follow the instructions.
PLEASE MAKE SURE YOU HAVE THIS NOTICE AVAILABLE WHEN YOU:
Request a paper copy of the proxy materials;
Want to vote electronically; or
Scan QR Barcode on the reverse side of this card.